UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 25, 2008

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION
(Exact name of registrant as specified in its charter)

District of Columbia	1-7102	52-0891669
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employee Identification No.)

Woodland Park 2201 Cooperative Way Herndon, VA (Address of principal executive offices)	20171-3025 (Zip Code)
Registrant’s telephone number, including area code: (703) 709-6700
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     Member Capital Securities
     On November 25, 2008, National Rural Utilities Cooperative Finance Corporation (the “Company”) filed a prospectus supplement with the Securities and Exchange Commission (the “SEC”) in connection with the establishment of a program through which the Company may issue and sell, from time to time, an unlimited aggregate principal amount of its member capital securities (the “Member Capital Securities”) to its voting members.
     The forms of fixed and floating rate certificates for the Member Capital Securities are filed as Exhibit 4.1 and 4.2 and are incorporated by reference herein.
     Medium-Term Notes, Series C
     On November 26, 2008, the Company entered into an agency agreement (the “MTN Agency Agreement”) with UBS Securities LLC, Comerica Securities, Inc., Deutsche Bank Securities Inc., HSBC Securities (USA) Inc., J.P. Morgan Securities Inc., KeyBanc Capital Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mitsubishi UFJ Securities International plc, Mizuho Securities USA Inc., Greenwich Capital Markets, Inc., Scotia Capital (USA) Inc. and SunTrust Robinson Humphrey, Inc. (the “MTN Agents”) relating to the offer and sale, from time to time, of an unlimited aggregate principal amount of the Company’s Medium-Term Notes, Series C (the “MTNs”). The Company has filed a prospectus supplement dated November 26, 2008 with the SEC on November 26, 2008 related to the MTNs.
     Copies of the MTN Agency Agreement and the forms of fixed and floating rate MTNs are filed as Exhibits 1.1, 4.3 and 4.4, respectively, and are incorporated by reference herein.
     CFC InterNotes®
     On November 26, 2008, the Company entered into an agency agreement (the “InterNotes® Agency Agreement”) with Incapital LLC, Banc of America Securities LLC, Edward D. Jones & Co., L.P., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Charles Schwab & Co., Incorporated, J.J.B. Hilliard, W.L. Lyons, LLC, Morgan Stanley & Co., Comerica Securities, Inc. and UBS Securities LLC (the “InterNotes® Agents”) relating to the offer and sale, from time to time, of an unlimited aggregate principal amount of the Company’s InterNotes® (the “InterNotes®”). The Company has filed a prospectus supplement dated November 26, 2008 with the SEC on November 26, 2008 related to the InterNotes®.
     Copies of the InterNotes® Agency Agreement and the forms of fixed and floating rate InterNotes® are filed as Exhibits 1.2, 4.5 and 4.6, respectively, and are incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
     The exhibits to this Current Report on Form 8-K are listed on the exhibit index, which appears elsewhere herein and is incorporated herein by reference.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION
By:	/s/ Steven L. Lilly
Steven L. Lilly
Senior Vice President and Chief Financial Officer

Dated: November 26, 2008

EXHIBIT INDEX

Exhibit No.	Description
1.1	Agency Agreement, dated November 26, 2008, by and among the Company and the MTN Agents.

1.2	Agency Agreement, dated November 26, 2008, by and among the Company and the InterNotes® Agents.

4.1	Form of Certificate for the Fixed Rate Member Capital Security, incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on November 18, 2008.

4.2	Form of Certificate for the Floating Rate Member Capital Security, incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on November 18, 2008.

4.3	Form of Fixed Rate MTN.

4.4	Form of Floating Rate MTN.

4.5	Form of Fixed Rate InterNotes®.

4.6	Form of Floating Rate InterNotes®.

5.1	Opinion of Hogan & Hartson LLP regarding legality of the MTNs.

5.2	Opinion of Hogan & Hartson LLP regarding legality of the InterNotes®.

5.3	Opinion of Hogan & Hartson LLP regarding legality of the Member Capital Securities.

8.1	Opinion of Hogan & Hartson LLP regarding certain tax matters in connection with the issuance and sale of the Member Capital Securities.

23.1	Consent of Hogan & Hartson LLP (included in Exhibits 5.1, 5.2, 5.3 and 8.1).